FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                          0-7405                      22-1937826
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(State of Incorporation)       (Commission File No.)        (IRS Employer
Employer Identification No.)                                 Identification No.)





        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)


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

Item 5. Other Materially Important Events This disclosure is intended to satisfy: SEC Section 6, Regulation FD, Section 6.01 Regulation FD Disclosure and
Section 7 and 7.0 Other events
On January 13,2003 Registrant entered into an agreement appointing THM GROUP, Ramsey NJ as exclusive advisor to explore options for the registrant to commercialize its technology. Press Release dated January 22, 2003 (exhibit "A") is incorporated herein and made a part hereof



 Press Release Exhibit "A"
                       Mediscience Technology Selects THM
                       Group for Commercialization Phase

                                                           For Immediate Release

Cherry Hill, NJ (January 22, 2003) - Mediscience Technology (OTCBB - "MDSC") of Cherry Hill, New Jersey, a company developing technology for molecular detection of cancer and physiological change, announced the appointment of THM Group, LLC as exclusive advisor to explore options for the company to commercialize its technology.

Peter Katevatis Esq., Chairman said" Mediscience has steadfastly developed its science to the conclusion of the research phase and now with the expert participation and assistance of THM Group expects to timely commercialize its paradigm platform technology.

Michael Engelhart, Chief Executive Officer of THM Group said, "We are looking forward to putting all of THM's capabilities behind the patent platform and prototype equipment of these exciting devices that we believe will significantly improve upon early cancer detection. We are pleased that Mediscience has entrusted us to provide options in an effort to maximize the return on their investment."


About Mediscience Technology
Mediscience Technology Corp. is engaged in the design and development of diagnostic medical devices that detect cancer- using light induced native tissue fluorescence spectroscopy to distinguish between malignant and normal or benign tissue. www.medisciencetech.com
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

About THM Group
THM Group is focused on raising capital, carrying out project feasibility and business development projects for going businesses of private and public companies, and acting as an officer in early stage or troubled companies

This press release contains forward-looking statements involving risks and uncertainties that may cause actual results to differ materially from those indicated due to a number of factors. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive, and regulatory and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statement will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.

Contact   Persons:    THMGROUP   LLC   Michael    Engelhart   (201)   818   0050
mengelhart@thmgroup.com: Mediscience Technology Corp. Peter Katevatis Esq. Chairman/CEO (856) 428 7952 metpk@aol.com

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

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                       MEDISCIENCE TECHNOLOGY CORPORATION



                               /s/ Peter Katevatis
                          -----------------------------
                          Peter Katevatis, Chairman/CEO





                             Dated January 22, 2003


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